Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
Note 22 - Subsequent Events
New Joint Venture Rig Acquisition
On July 29, 2026, BC Ventures Limited, a newly established 50/50 joint venture between subsidiaries of the Company and a subsidiary of its long-term well construction partner (the “New JV”) completed the acquisition of five jack-up rig owning entities, which own five jack-up drilling rigs that are currently operating or stacked in Mexico (the “New JV Rig Acquisition”).
The aggregate purchase price for the New JV Rig Acquisition was $287.0 million, of which $237.0 million was financed through a seller’s credit and $50.0 million was paid in cash at completion, of which the Company contributed $25.0 million. The seller’s credit has a 2.5 year maturity from the closing date and is secured by, among other things, a first priority lien on the five jack-up rigs